EXHIBIT 10.4

FIRST AMENDMENT TO
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of this 27th day of June, 2013, by and among RLJ Entertainment, Inc. (the “Company”), RLJ Acquisition, Inc. (“RLJ Acquisition”), RLJ SPAC Acquisition, LLC (“RLJ SPAC”), JH Partners LLC, as the JH Representative (“JH Representative”), JH Partners Evergreen Fund, L.P. (“JH I”), JH Investment Partners III, L.P. (“JH II”), JH Investment Partners GP Fund III, LLC (“JH III,” and together with JH I and JH II, the “JH Parties”) and Wexford Spectrum Investors, LLC (“Wexford”).

RECITALS

WHEREAS, the Company, RLJ Acquisition, RLJ SPAC, JH Representative, the JH Parties and certain other Holders have previously entered into an Amended and Restated Registration Rights Agreement dated as of October 3, 2012 (the “Registration Rights Agreement”);

WHEREAS, the Company and Wexford have previously entered into a Consulting Agreement dated as of September 18, 2012 providing for the issuance of 325,000 shares of Company common stock (“Shares”) and warrants to purchase 550,000 shares of Company common stock (“Warrants”) to Wexford and the grant of certain registration rights with respect to such Shares and Warrants (the “Consulting Agreement”);

WHEREAS, pursuant to the terms of Section 2.3 of the Consulting Agreement, Wexford desires to become a party to the Registration Rights Agreement, and the existing parties to the Registration Rights Agreement desire that Wexford become a party to the Registration Rights Agreement; and

WHEREAS, the Registration Rights Agreement provides that it may be amended with the approval of the Company and Holders of at least 66 2/3rds of the Registrable Securities.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Registration Rights Agreement is amended as follows:

1.  Wexford Added.  Wexford is hereby added to Section 2.2 and Section 2.3 of the Registration Rights Agreement as a “Holder,” and the Shares and Warrants (including the shares of Company common stock issued or issuable upon the exercise of the Warrants) acquired by Wexford pursuant Consulting Agreement are hereby added to Section 2.2 and Section 2.3 of the Registration Rights Agreement as additional “Registrable Securities.” Wexford shall have the same rights under Section 2.2 and Section 2.3 of the Registration Rights Agreement as the current Holders, in proportion to its interest in the aggregate number of Registrable Securities, subject to the Registration Rights Agreement, as amended by this Amendment.  This Amendment shall be deemed to satisfy the requirements of Section 2.3 of the Consulting Agreement.

2.  Notices.  Notices addressed to Wexford shall be addressed as follows:

c/o Wexford Capital LP
411 West Putnam Avenue
Greenwich, CT  06380
Attention:
Facsimile:

3.  Defined Terms.  Capitalized terms used in this Amendment that are not defined in this Amendment have the meanings given in the Registration Rights Agreement.

4.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.  Confirmation.  The Registration Rights Agreement is hereby confirmed in all other respects.

[SIGNATURES TO AMENDMENT APPEAR ON FOLLOWING PAGES]

[SIGNATURES TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED JUNE 27, 2013]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

RLJ ENTERTAINMENT, INC.

By:	/s/ MIGUEL PENELLA
Printed Name:	Miguel Penella
Title:	CEO

RLJ ACQUISITION, INC.

By:	/s/ H. VAN SINCLAIR
Printed Name:	H. Van Sinclair
Title:	President

RLJ SPAC ACQUISITION, LLC

By:	/s/ H. VAN SINCLAIR
Printed Name:	H. Van Sinclair
Title:	President

JH PARTNERS, LLC

By:	/s/ TODD FORREST
Printed Name:	Todd Forrest
Title:	CFO

JH PARTNERS EVERGREEN FUND, L.P.

By JH Evergreen Management, LLC, its General Partner

By:	/s/ TODD FORREST
Printed Name:	Todd Forrest
Title:	CFO

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES TO FIRST AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED JUNE 27, 2013 CONTINUED]

JH INVESTMENT PARTNERS III, L.P.

By JH Evergreen Management, LLC, its General Partner

By:	/s/ TODD FORREST
Printed Name:	Todd Forrest
Title:	CFO

JH INVESTMENT PARTNERS GP FUND III, LLC

By JH Evergreen Management, LLC, its General Partner

By:	/s/ TODD FORREST
Printed Name:	Todd Forrest
Title:	CFO

WEXFORD SPECTRUM INVESTORS, LLC

By:	/s/ ROBERT HOLTZ
Printed Name:	Robert Holtz
Title:	Vice President